SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12



--------------------------------------------------------------------------------
                            ZEVEX INTERNATIONAL, INC.

               (Name of Registrant as Specified In Its Character)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [X]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                           ZEVEX INTERNATIONAL, INC.
                              4314 ZEVEX PARK LANE
                           SALT LAKE CITY, UTAH 84123

                                 PROXY STATEMENT

This proxy statement and accompanying proxy is furnished to the shareholders of ZEVEX International, Inc., a Delaware corporation (hereafter "ZEVEX," or the "Company"), by the Company in connection with its annual meeting of shareholders (the "Annual Meeting"). The Annual Meeting will be held on June 2, 1999, at the Company's corporate offices, 4314 ZEVEX Park Lane (670 West) Salt Lake City, Utah, 84123, at 3:00 p.m., Mountain Time, and at any adjournment(s) thereof. This proxy statement and the notice of Annual Meeting are first being mailed to shareholders on or about May 3, 1999.

         At the Annual Meeting, the shareholders will consider and vote on the following proposals:

         1. To elect Phillip L. McStotts, Darla R. Gill, and Kirk Blosch as directors of the Company to serve a three-year term, or until their successors are duly elected and qualified.

         2.       To ratify the appointment by the Board of Directors of Ernst &
                  Young  LLP,  certified  public  accountants,   as  independent
                  auditors for the year ended December 31, 1999.


         3.       To approve the Company's 1999 Stock Option Plan.


         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that shareholders vote FOR all nominees for director listed in Proposal Number 1, FOR Proposal Number 2, and FOR Proposal Number 3.

                             INFORMATION CONCERNING
                          PROXY SOLICITATION AND VOTING

Voting Rights

         Only holders of record of the 3,418,876 shares of the Company's Common Stock outstanding as of April 15, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. Each shareholder has the right to one vote for each share of the Company's Common Stock owned by the shareholder.

Voting and Revocation of Proxies

         By  completing   and  returning  the   accompanying   proxy  form,  the
shareholder authorizes Dean G. Constantine and Phillip L. McStotts, as designated on the face of the proxy form (the "Proxy Holders"), to vote all shares for the shareholder. All returned proxies that are properly signed and dated will be voted by the Proxy Holders as the shareholder directs. If no direction is given, valid proxies will be voted by the Proxy Holders FOR the election of the persons nominated as directors, FOR the appointment of Ernst & Young LLP as the Company's independent auditors for the year ended 1999, and FOR approval of the Company's 1999 Stock Option Plan.

         Additionally, the shares represented by a valid proxy will be voted by the Proxy Holders, in their discretion, on any other matters that may properly come before the Annual Meeting. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unwilling or unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

         A proxy may be revoked at any time before its exercise by (i) delivering a document to the Secretary of the Company stating that the proxy is revoked, (ii) delivering to the Secretary of the Company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) voting in person at the Annual Meeting.
A revoked proxy will not be voted.

Quorum and Voting Requirements

         A quorum of the voting shares of the Company must be present at the Annual Meeting for a vote to be taken. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, a quorum will be present if a majority of the voting shares outstanding and entitled to vote at the meeting are present in person or by proxy. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting.

         With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote. The appointment of independent auditors under Proposal No. 2 and approval of the 1999 Stock Option Plan under Proposal No. 3 separately require the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposals No. 2 and 3, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Adjournment of Annual Meeting

         In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the officer presiding over the meeting or the Proxy Holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected by plurality vote and other proposals can be approved by the affirmative vote of the holders of a majority of the Company's voting shares present in person or by proxy. The Proxy Holders will vote in favor of any such proposed adjournments.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees, and representatives of the Company may solicit proxies by telephone, email, facsimile, or personal interviews, and arrangements will be made with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of all such solicitation efforts, including reimbursement of the expenses of brokers and other nominees, will be borne by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock (par value $0.001) as of March 15, 1999, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. As of such date, the Company had a total of 3,418,876 shares of Common Stock outstanding. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o the Company, 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123.

                                                     Number of              Percent
 Name                                              Shares Owned           Of Class(1)
 ----------------                                  ------------           -----------
Kirk Blosch(2)                                        550,000                14.8%
Jeff Holmes(3)                                        550,000                 14.8%
Blosch & Holmes, L.L.C.(4)                            250,000                 7.6%
Dean G. Constantine(5)                                287,130                 8.3%
David J. McNally(6)                                   270,098                 7.8%
Phillip L. McStotts.(7)                               179,300                 5.2%
Leonard C. Smith(8)                                      5,000                 *
Bradly A. Oldroyd(9)                                   11,500                  *
Darla R. Gill(10)                                        9,480                 *
All Officers and Directors
as a Group (7 persons)                               1,312,508               33.8%

*Less than 1%


(1) For each shareholder, the calculation of percentage of beneficial ownership is based on 3,418,876 shares of Common Stock outstanding as of March 15, 1999, and shares of Common Stock subject to options held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options and conversion rights to obtain additional securities and that no other shareholder has exercised such rights. Except as indicated otherwise below, the persons and entity named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Current director and director nominee. Includes 125,000 shares of Common Stock held directly by Mr. Blosch, 175,000 shares of Common Stock issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days, and 250,000 shares of Common Stock held by Blosch & Holmes, L.L.C. of which Mr. Blosch is a principal (and which 250,000 shares are also reported as beneficially owned by Mr. Holmes and Blosch & Holmes, L.L.C.). Excludes 10,000 shares of Common Stock issuable upon exercise of options held by Mr. Blosch that are not currently exercisable and will not become exercisable within 60 days. Mr. Blosch's address is 2081 S. Lakeline Drive, Salt Lake City, UT 84109.

(3) Includes 125,000 shares of Common Stock held directly by Mr. Holmes, 175,000 shares of Common Stock issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days, and 250,000 shares of Common Stock held by Blosch & Holmes, L.L.C. of which Mr. Holmes is a principal (and which 250,000 shares are also reported as beneficially owned by Mr. Blosch and Blosch & Holmes, L.L.C.). Mr. Holmes' address is 8555 E. Voltaire Ave., Scottsdale, AZ 85260.

(4) Includes 250,000 shares of Common Stock held by Blosch & Holmes, L.L.C. of which Messrs. Blosch and Holmes are principals (and which 250,000 shares are also reported as beneficially owned by Mr. Holmes and Mr. Blosch). The address for Blosch & Holmes, L.L.C.
is 2081 S. Lakeline Drive, Salt Lake City, UT 84109.

(5) Chief Executive Officer, President, and Chairman of the Company. Includes 257,000 shares of Common Stock held directly, 29,900 shares of Common Stock issuable upon exercise of options held by Mr. Constantine that are currently exercisable or will become exercisable within 60 days, and 230 shares of Common Stock owned by his dependent child. Excludes 52,500 shares of Common Stock issuable upon exercise of options held by Mr. Constantine that are not currently exercisable and will not become exercisable within 60 days.

(6) Executive Vice President and director of the Company. Includes 240,198 shares of Common Stock held directly and 29,900 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are currently exercisable or will become exercisable within 60 days. Excludes 52,500 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are not currently exercisable and will not become exercisable within 60 days.

(7) Chief Financial Officer, Secretary, Treasurer, current director and director nominee of the Company. Includes 149,400 shares of Common Stock held directly and 29,900 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are currently exercisable or will become exercisable within 60 days. Excludes 52,500 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are not currently exercisable and will not become exercisable within 60 days.

(8) President of JTech and director of the Company. Includes 5,000 shares of Common Stock held directly by Mr. Smith. Excludes 40,000 shares of Common Stock issuable upon exercise of options held by Mr. Smith that are not currently exercisable or will not become exercisable within 60 days. Also excludes Common Stock that may be issuable at $11 per share upon conversion of a debenture held by Mr. Smith in the principal amount of $1,290,000 that is not convertible within 60 days.

(9) Director. Includes 11,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 10,500 shares of Common Stock issuable upon exercise of options held by Mr. Oldroyd that are not currently exercisable and will not become exercisable within 60 days.

(10) Current director and director nominee. Includes 480 shares of Common Stock held directly and 9,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days. Excludes 9,000 shares of Common Stock issuable upon exercise of options held by Ms. Gill that are not currently exercisable and will not become exercisable within 60 days.

                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and 10% shareholders to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all directors, executive officers, and 10% shareholders during 1998 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except as follows: Dean G. Constantine, David J. McNally, Phillip L. McStotts, Bradly A. Oldroyd, Darla R. Gill, and Kirk Blosch each filed one late report on Form 5, due in February 1999, for one transaction involving a repricing in October 1998 of certain options held by such persons.

 -----------------------------------------------------------------------------

                       PROPOSAL 1 - ELECTION OF DIRECTORS
 -----------------------------------------------------------------------------

         Pursuant to the Company's Delaware Certificate of Incorporation and Bylaws, the Company's Board of Directors has been divided into three classes, with only a single class subject to re-election each year. These three classes contain all seven of the Company's directorships. Class I and Class II each contain two directorships expiring at the annual meetings of shareholders in 2001 and 2000, respectively. Class III contains three directorships expiring at the Annual Meeting. At the Annual Meeting, shareholders are being asked to elect three individuals to serve as Class III directors until the 2002 annual meeting of shareholders and until their successors are duly elected and qualified. One Class III nominee, Kirk Blosch, is the nominee of Blosch & Holmes, L.L.C., pursuant to a Stock Purchase Agreement between Blosch & Holmes, L.L.C., and the Company. See Certain Relationships and Related Transactions below. The Board of Directors is actively seeking non-employee candidates to serve in the future on the Board.

Current Nominees for Director

         The names of the three nominees for Class III director, their ages, the number of years they have been directors of the Company, and their current positions with the Company are provided below.

                                                                                                             Years as
            Name               Age                                 Position                                  Director
            ----               ---                                 --------                                  --------
Phillip L. McStotts              41     Chief Financial Officer, Secretary/Treasurer and Director               12
Darla R. Gill                    46     Director                                                                 6
Kirk Blosch                      43     Director                                                                 1


         Certain biographical information with respect to each of the directors, including the three nominees, is set forth below.

Class III Nominees:

         Phillip L. McStotts is a founder of the Company and has served as the Company's CFO, Secretary, and Treasurer, and as a director since its inception. He also serves as a director of the Company's three wholly-owned subsidiaries, ZEVEX, Inc. ("ZEVEX Inc."), JTech Medical Industries, Inc. ("JTech"), and Aborn Electronics, Inc. ("Aborn"), as CFO, Secretary and Treasurer of ZEVEX Inc., as Vice President and Secretary of Aborn, and as CFO and Secretary of JTech. In addition to running his own professional corporation, Phillip L. McStotts, CPA P.C., since October 1986, Mr. McStotts was employed from May 1985 to September 1986 as an accountant with the Salt Lake City firm of Chachas & Associates, where he was tax manager. He has also worked in the tax departments of the regional accounting firms of Pearson, Del Prete & Company, and Petersen,
Sorensen & Brough. Mr. McStotts received a Bachelor of Science Degree in Accounting from Westminster College in May 1980, and received a Master of Business Administration Degree in Taxation from Golden Gate University in May 1982.

         Darla R. Gill has been a director of the Company since August 1993. She is the owner of DRG Enterprises, a consulting company specializing in marketing, sales and new product development. Ms. Gill was also the founder, President and Chairman of Momentum Medical Corp., a Salt Lake City-based manufacturer and distributor of home health care products from 1993 to 1998. Ms. Gill was a founder of Merit Medical Systems, Inc., in Salt Lake City, and served until 1992 as Executive Vice President and Director. She was also previously employed by Utah Medical Products, Inc., where she served as Vice President of Marketing and Sales. Ms. Gill also currently serves as a director on the Board of NYB Corporation in Salt Lake City. Ms. Gill graduated from the University of Phoenix with a Bachelors Degree in Business Administration in 1988.

         Kirk Blosch has been a general partner in the partnership of Blosch & Holmes, a business consulting and private venture funding general partnership since 1984. For the past fifteen years, Mr. Blosch has been an advisor for various public and private companies. During 1995 and 1996, Mr. Blosch provided bridge financing for private companies prior to their initial offerings. Mr. Blosch graduated from the University of Utah with a Bachelors Degree in Speech Communications in 1977.

Class I Directors - Expiration of Term:  2001

         Dean G. Constantine is a founder of the Company and has served as the Company's CEO, President, and Chairman of the Board since its inception in 1986. He also serves as a director of ZEVEX Inc., JTech and Aborn, and as President and CEO of ZEVEX Inc. Prior to joining the Company, he was employed by EDO Corporation, Western Division, in Salt Lake City, Utah, from October 1985 to September 1987, and from January 1971 to June 1983. During his nearly fifteen years of employment with EDO Corporation, Mr. Constantine had various responsibilities including project supervision, management of engineering for commercial and industrial transducers, and research and development. From July 1983 through October 1985, Mr. Constantine was employed as an engineering specialist at Northrop Corporation Electro-Mechanical Division, Anaheim, California, where his responsibilities included engineering project management and applications engineering.

         Leonard C. Smith is a founder of JTech and has served as its President since 1995. Prior to joining JTech, in 1994 he established "the Charles Group", a medical marketing company specializing in diagnostic and rehabilitation products. From 1993 to 1994, Mr. Smith was Vice President with Four Corners, a large chain of health clubs based in the Southwest. From 1979 to 1993, Mr. Smith was a partner and Vice President of Sales and Marketing at Hoggan Health Industries, a manufacturer of commercial fitness equipment. Mr. Smith received a Bachelor of Science Degree in Business Management from the University of Utah in June 1977.

Class II Directors - Expiration of Term:  2000

         David J. McNally is a founder of the Company and has served as the Company's Executive Vice President, and as a director since its inception in 1986. He also serves as a director of ZEVEX Inc., JTech, and Aborn, and as a Vice President of ZEVEX Inc. Prior to joining the Company, he was employed by EDO Corporation in Salt Lake City, Utah as a marketing manager of transducers from October 1985 to September 1987. From June 1984 to October 1985, Mr. McNally was employed by Physical Acoustics Corporation, a Princeton, New Jersey based manufacturer of acoustic testing systems, as its regional sales manager for the Southeastern United States. From June 1983 to June 1984, he was employed by Hercules, Inc., in Magna, Utah, as an advanced methods development engineer. Mr. McNally received a Bachelor of Science Degree in Mechanical Engineering from LaFayette College in May 1983 and a Master of Business Administration Degree from the University of Utah in June 1992.

         Bradly A. Oldroyd has been a director of the Company since October 1991. He is the founder and principal shareholder of Pinnacle Management Group, a Salt Lake City-based personnel services firm, serving as its President since 1986. Mr. Oldroyd is also the founder and CEO of TeamONE Ford and Fuel Centers, a Salt Lake City-based petroleum and convenience goods retailer. He is also a member of the faculty of the University of Phoenix campus in Salt Lake City, where he teaches management and marketing courses in undergraduate and graduate programs. Mr. Oldroyd received a Bachelor of Science degree in Marketing from Utah State University in 1981 and a Master of Business Administration Degree from the University of Utah in 1982.

Executive Officers

         The executive officers of the Company are as follows:


                        Name                      Age                              Position

       Dean G. Constantine                        46     President, Chief Executive Officer and Director
       David J. McNally                           37     Executive Vice President and Director
       Phillip L. McStotts                        41     Chief Financial Officer and Secretary/Treasurer

For the biographies of Messrs. Constantine, McStotts and McNally, see "NOMINEES FOR DIRECTOR."

Committees of the Board of Directors

         The Board of Directors has two committees, the Audit Committee and the Compensation Committee. The Audit Committee is composed of Ms. Darla R. Gill and Mr. Bradly A. Oldroyd. The Compensation Committee is also composed of Ms. Gill and Mr. Oldroyd. The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the Company's auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, review the scope of the annual audit, approve or disprove each professional service or type of service other than standard auditing services to be provided by the auditors, and review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and oversees the administration of the Company's stock option plan.

Meetings of the Board of Directors

         The Board of Directors held seven meetings during the last fiscal year. The Audit Committee held one meeting during the last fiscal year. The Compensation Committee held two meetings during the last fiscal year.

Compensation of Directors and Executive Officers

         Compensation of Directors

         The Company pays each director who is not an employee of the Company or its subsidiaries a director's fee of $625 per Board of Directors meeting attended, $250 for any annual meeting attended, and $125 per hour for any special meeting attended. Additionally, the Company has issued stock options to the non-employee directors in the past and may do so in the future. Although the Company may also issue stock options to directors who are employees for their service as directors, these employee directors currently receive no additional compensation for serving as directors or attending meetings of directors or shareholders.

         Compensation of Executive Officers

         None of the executive officers has an employment agreement with the Company. The following table sets forth the compensation paid by the Company to each of the Company's executive officers during the three-year period ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE
                                                                                    Long Term Compensation
                                           Annual Compensation                      Awards          Payouts
             (a)                (b)        (c)         (d)        (e)          (f)          (g)         (h)          (i)
                                                                 Other     Restricted                                All
Name and                                                         Annual       Stock                     LTIP        Other
Principal Position              Year     Salary       Bonus      Comp.       Awards       Options      Payouts      Comp.
------------------              ----     ------       -----      -----       ------       -------    - -------      -----
Dean G. Constantine             1998      $107,755     $50,000     0            0            0           0          $5,000(1)
CEO and President               1997      $105,000     $11,125     0            0            0           0          $4,207(1)
                                1996       $77,917     $12,189     0            0            0           0          $6,286(1)

David J. McNally                1998      $107,755     $50,000     0            0            0           0          $5,000(1)
Executive Vice President        1997      $105,000     $11,125     0            0            0           0          $4,207(1)
                                1996       $77,917     $12,189     0            0            0           0          $6,286(1)

Phillip L. McStotts             1998      $107,755     $50,000     0            0            0           0          $5,000(1)
 Secretary/Treasurer            1997      $105,000     $11,125     0            0            0           0          $4,207(1)
                                1996       $77,917     $12,189     0            0            0           0          $6,286(1)


(1) Represents the amount paid by the Company as a contribution to the Company's 401(k) Pension and Profit Sharing Plan on the officer's behalf.

Options Grants in Last Fiscal Year

         The Company made no grants of stock options to its executive officers during the last fiscal year. Several grants were made to non-employee directors of the Company. See Report of the Compensation Committee of the Board of Directors below.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

         The following table sets forth the options exercised during the year ended December 31, 1998 by each executive officer of the Company and the value of options held by such persons at such year-end.

                                                                                 Value of

                                                        Number of                Unexercised

                                                        Unexercised              In-the-Money

                                                        Options at               Options at

                           Shares                       FY-End                   FY-End

Name and                   Acquired     Value           Exercisable/             Exercisable/

Principal Position         on Exercise  Realized        Unexercisable            Unexercisable

Dean G. Constantine

CEO, President                   0           0          29,900/52,500              $6,300/0

David J. McNally

Executive Vice President         0           0          29,900/52,500              $6,300/0

Phillip J. McStotts

Secretary/Treasurer              0           0          29,900/52,500              $6,300/0


Of the unexercised options listed above for each of Messrs. Constantine, McNally and McStotts, 5,400 were granted on December 17, 1992, and expire on December 16, 2001. The exercise price on such options is $5.00. Of the unexercised options listed above for each of Messrs. Constantine, McNally and McStotts, 7,000 were granted on February 13, 1997, and expire on February 12, 2002. The exercise price on such options is $3.85. Of the unexercised options listed above for each of Messrs. Constantine, McNally and McStotts, 70,000 were granted on September 30, 1997, and expire on September 29, 2002. The exercise price on such options is $5.00. The value of the unexercised options was determined by reference to the closing sales price for the Company's Common Stock on the NASDAQ Stock Market as of the end of 1998.





Report on Repricing of Options

         The following table sets forth information with respect to the repricing of options held by the Company's executive officers. For further information, see Report of the Compensation Committee of the Board of Directors, below.

           (a)                 (b)          (c)          (d)          (e)         (f)             (g)
                                                                                                Length of
                                                                                                Original
                                         Number         Market         Orig.      Repriced     Option Term
Name and                     Date of      of            Price at       Exercise   Exercise     Remaining at
Principal Position          Repricing    Options        Repricing      Price      Price        Repricing

Dean G. Constantine          10/22/98        70,000        $4.875       $16.44     $5.00        3yrs 11mo.
CEO and President

David J. McNally             10/22/98        70,000        $4.875       $16.44     $5.00        3yrs 11mo.
Executive Vice Pres.

Phillip L. McStotts          10/22/98        70,000        $4.875       $16.44     $5.00        3yrs 11mo.
Secretary/Treasurer


Report of the Compensation Committee of the Board of Directors

         The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses, and other benefits payable to the Company's officers and oversees the administration of the Company's stock option plan. The Compensation Committee is composed of Ms. Darla R. Gill and Mr. Bradly A. Oldroyd, both independent non-employee directors.

         The goals of the Compensation Committee in establishing compensation for executive officers are to align executive compensation with business objectives and performance and to enable the Company to attract, retain, and reward executive officers who contribute to the long-term success of the Company. The compensation policies and programs utilized by the Compensation Committee and endorsed by the Board of Directors generally consist of the following:
                  Recommending  executive officer total compensation in relation to Company performance; Providing a competitive compensation program in order to attract, motivate, and retain qualified personnel; Providing a management tool for focusing and directing the energies of the Company's three executives toward achieving individual and corporate objectives; and Providing long-term incentive compensation in the form of annual stock option awards and performance-based stock option awards to link individual success to that of the Company.

         The Company's executive compensation consists of three components: base salary, annual incentive compensation in the form of cash bonuses, and stock options, each of which is intended to complement the others, and together to satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below:
         Base Salary. The Compensation Committee considers several factors in determining base salaries for the Company's three executive officers, including industry averages for comparative positions, responsibilities of the executive officers, length of service with the Company, and corporate and individual performance.

         Cash Bonuses. Cash bonuses paid to the Company's three executive officers are discretionary and are based on the relative success of the Company in attaining certain financial objectives and the three officers' contribution to the achievement of those financial objectives.
         Stock Options. Stock options provide additional incentives to the Company's three executive officers to maximize long-term shareholder value. The options that have been granted vest over a defined period to encourage these officers to continue their employment with the Company. The Company also grants stock options to all employees, commensurate with their potential contributions to the Company.

         Chief Executive Officer Compensation

         Dean G. Constantine has been President and Chief Executive Officer of the Company since its incorporation in 1986. For fiscal year 1998, Mr. Constantine received compensation consisting of a salary of $107,755, and a cash bonus of $50,000. The bonus was awarded because the Company met certain financial and other corporate goals. Also, options to purchase 70,000 additional shares of ZEVEX International's Common Stock held by Mr. Constantine were repriced from $16.44 per share to $5.00 per share. In determining Mr. Constantine's compensation, the Compensation Committee evaluates corporate performance, individual performance, compensation paid to the Company's two other executive officers, and compensation paid to chief executive officers of comparable companies. Through his equity ownership in the Company, consisting of 257,200 shares of Common Stock and options to purchase 82,400 shares of Common Stock, Mr. Constantine shares with other shareholders of the Company have a significant stake in the success of the Company's business.

         Committee Meeting Report - October 22, 1998.

         It was resolved at a meeting of the Compensation Committee that it is in the best interest of the Company to motivate several of its current option holders by reducing the exercise price of their outstanding stock option grants. Effective October 22, 1998, the Compensation Committee approved the repricing of the grants of Common Stock purchase options for 70,000 shares each to Messrs. Constantine, McNally, and McStotts issued on September 30, 1997. The options vest over a four-year period and are now exercisable at a price of $5.00 per share. Also, effective October 22, 1998, the Compensation Committee approved the repricing of grants of Common Stock purchase options to the Company's three non-employee directors as follows: (1) 15,000 shares to Mr. Oldroyd and 13,000 shares to Ms. Gill, of which 14,000 and 12,000 respectively were issued on June 4, 1998 and vest over a four-year period and, 1,000 each issued on June 19, 1997 which are fully vested and are now exercisable at a price of $5.00, and (2) 10,000 shares to Mr. Blosch which were issued on June 4, 1998 and vest over a four-year period which are now exercisable at a price of $5.00. Also, effective January 1, 1999, the Compensation Committee adopted a 1999 Stock Option Plan to replace the Company's Amended 1993 Stock Option Plan. The new plan will be submitted to the Company's shareholders for approval at the Company's 1999 annual meeting.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                                  Darla R. Gill
                                Bradly A. Oldroyd
Certain Relationships and Related Transactions

         On December 31, 1998, the Company acquired JTech pursuant to a Stock Purchase Agreement among the Company and the four shareholders of JTech (the "JTech Stock Purchase"). Leonard C. Smith one of the selling JTech shareholders, received $1,257,900 in cash and a convertible debenture in connection with the JTech Stock Purchase. The convertible debenture, in the principal amount of $1,290,000, is due January 6, 2002 and is convertible at Mr. Smiths option during the period from January 6, 2000 to January 6, 2002 at $11 per share.

         JTech also entered into an Employment Agreement with Leonard C. Smith dated December 31, 1998, which provides that Mr. Smith serve as President of JTech for three years at $100,000 per year. Pursuant to the employment agreement, Mr. Smith also received an options to purchase 40,000 shares of the Company's common stock, vesting over four years, at $4.875 per share, the closing price of such stock on Nasdaq on the date of the JTech Stock Purchase. Mr. Smith was appointed to fill a vacancy on the Company's Board of Directors effective April 26, 1999. Mr. Smith's term on the Board will expire at the 2001 annual meeting of shareholders.

         The Company has granted demand registration rights, for a two-year period commencing February 1, 1998, with respect to 350,000 shares of Common Stock issuable upon the exercise of warrants held by Kirk Blosch and Jeff W. Holmes, two of the Company's principal shareholders. The Company has agreed to pay the registration expenses arising in connection with the registration of these shares. The selling expenses will be paid by Messrs. Blosch and Holmes.

         On April 15, 1997, the Company entered into a consulting contract with DMG Advisors, L.L.C., a Nevada limited liability company ("DMG"). Kirk Blosch and Jeff W. Holmes, two of the Company's principal shareholders, are members and managers of DMG. Under the consulting contract, the Company paid an initial fee of $50,000 and is paying $10,000 per month through April 15, 1999 in exchange for the consulting services of DMG in the nature of strategic planning, public relations, advice regarding financings, and the identification and evaluation of potential acquisitions of new products or companies. The Company is also obligated to pay reasonable business expenses incurred by DMG.

         Pursuant to a Stock Purchase Agreement dated December 31, 1996 between the Company and Blosch & Holmes, L.L.C., a Utah limited liability company ("Blosch & Holmes"), as amended on September 30, 1997, Blosch & Holmes has the right to nominate one person to serve on the Company's Board of Directors, provided that such nominee must be acceptable to the Company. Blosch & Holmes exercised this right with its nomination of Kirk Blosch in June 1998. Mr. Blosch is one of the individuals presented to the shareholders for election at the Annual Meeting to serve as Class III directors until the 2002 annual meeting of the shareholders. The Board of Directors has determined that Mr. Blosch is an acceptable nominee as of the date of this proxy statement. Kirk Blosch and Jeff
W. Holmes, principal shareholders of the Company, are the two member/managers of Blosch & Holmes. The right to nominate an acceptable candidate to serve on the Company's Board of Directors expires when Blosch & Holmes, together with Kirk Blosch and Jeff W.
Holmes, no longer holds at least 6.5% of the voting stock of the Company.

         For a description of the compensation arrangements between the Company and its officers and directors, see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS."



Company Stock Price Performance

         The following graph shows a comparison of the cumulative total shareholder return on the Company's Common Stock over the past five fiscal years with the cumulative total return of the Russell 2000 Stock Index and the Company's Peer Group, consisting of Novametrix Medical, Applied Biometrics, Inc., Candela Laser Corporation, Invivo Corporation, Zoll Med Corporation, Lectec Corporation, and Medstone International. The graph assumes $100 is invested in the Company's Common Stock and in each of the two indices at the closing market quotation on December 31, 1993 and that dividends are reinvested.

         The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.
         [OBJECT OMITTED]


                             1993     1994    1995     1996     1997     1998
                             -------- ------- -------- -------- -------- --------
Russell 2000                   100      98      122      143      164      164
Peer Group                     100      66      89       90       68       78
ZEVEX                          100      75      80       66       183      95



Vote Required

         Each nominee for director will be elected by a plurality of the votes cast at the Annual Meeting. Votes may be cast or withheld; votes that are withheld will be excluded from the vote. For further information on the voting for directors by proxy, refer to "INFORMATION CONCERNING PROXY SOLICITATION AND VOTING--VOTING AND REVOCATION OF PROXIES".

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT THE THREE NOMINEES NAMED ABOVE TO SERVE IN CLASS III OF THE BOARD OF DIRECTORS UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2002 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

 ------------------------------------------------------------------------------

               PROPOSAL 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS
 ------------------------------------------------------------------------------

         The Board of Directors has selected Ernst & Young LLP as independent certified public accountants for the Company to examine the Company's financial statements for the year ended December 31, 1999. During 1998, Ernst & Young LLP examined the accounts of ZEVEX and its subsidiaries and also provided other audit services to ZEVEX in connection with Securities and Exchange Commission filings. A representative of the auditors will be present at the meeting to answer questions.

Change in Accountants

         In anticipation of the Company's secondary offering of common stock in the fall of 1997, the Company determined it would be desirable to retain a national accounting firm as its independent certified public accountants. After considering various firms, the Company's Board of Directors approved and appointed Ernst & Young LLP as its certified public accountants as of June 19, 1997, and dismissed its prior accountants, Daines & Rasmussen P.C. The prior accountants' reports on the financial statements for the two fiscal years prior to such change (December 31, 1995 and December 31, 1996) did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the accountants' satisfaction would have caused the accountants to make reference to such disagreement in connection with reports.

Vote Required

         The affirmative vote of the holders of at least a majority of the shares of the Company's Common Stock represented at the Annual Meeting in person or by proxy is required for the approval of the selection of the Company's independent certified public accountants. Abstentions and broker non-votes are not counted.

         THE BOARD OF DIRECTORS BELIEVES SUCH SELECTION IS IN THE BEST INTEREST OF THE COMPANY, AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.




 ------------------------------------------------------------------------------

                 PROPOSAL 3 - APPROVAL OF 1999 STOCK OPTION PLAN
 ------------------------------------------------------------------------------

         Effective January 1, 1999, Compensation Committee of the Board of Directors approved the 1999 Stock Option Plan for the Company (the "Plan"). The purpose of the Plan is to provide stock option incentives to directors, officers, other employees, consultants, and advisors of the Company (or any subsidiary or future parent company of the Company). The Company is seeking shareholder approval of the Plan because such approval is required under Internal Revenue Service regulations in order to allow the Company to award incentive stock options ("ISOs") under the Plan, and under applicable requirements of The Nasdaq Stock Market, Inc.
Described below are the material features of the Plan.

General

         The Plan provides for the grant of ISOs qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NSOs"). The Plan can be administered either by the Board of Directors or one or more committees of the Board of Directors (the "Administrator"). Option grants are made at the discretion of the Administrator and may be made to Company officers, directors, employees, and other persons as determined by the Administrator. Presently, there are three (3) executive officers, three (3) non-employee directors, and approximately 155 other employees employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Plan. The Plan will terminate upon the earlier of December 31, 2008, the date on which all shares available under the Plan have been issued, or the termination of all outstanding options in connection with certain transactions involving the Company defined as "Corporate Transactions" in the Plan.

         The Plan provides that a maximum of 600,000 shares of Common Stock may be issued under the Plan (subject to adjustment in the event of stock splits or other changes in the Common Stock as provided in the Plan). To the extent that options granted under the Plan (i) expire or terminate for any reason prior to exercise, or (ii) are cancelled and replaced by the Administrator, the shares of Common Stock underlying such options will again be available for award under the Plan.

         The Company's Board of Directors has determined that the Plan will replace the Company's Amended 1993 Stock Option Plan (the "1993 Plan") and no additional option grants will be made under the 1993 Plan after 1998. All options issued under the 1993 Plan will remain outstanding subject to the terms and conditions of the 1993 Plan.

The Administrator

         As mentioned above, the Administrator of the Plan can be the Board of Directors or one or more committees of the Board of Directors. Such committee, if it grants options to officers and directors of the Company, must be made up of two or more "non-employee directors" (as defined under SEC Rule 16(b)(3)). Currently, the Board of Directors has delegated authority to administer the Plan to the Company's Compensation Committee. The Administrator has full authority and discretion in the administration of the Plan, including adopting rules for administration of the Plan and determining the designation of those persons receiving option grants, the type of option granted, the number of shares to be covered by options, the exercise price, and other options terms. The
Administrator's decisions in the administration of the Plan are final and binding on all persons for all purposes. Option Terms

         The Company may grant ISOs under the Plan only to employees of the Company. Such grants must be at an exercise price per share not less than 100% of the fair market value of the Common Stock at the date of the grant (110% for optionees holding 10% or more of the Company's Common Stock). The Plan limits grants of ISOs that may be exercised for the first time by the holder during any calendar year to $100,000 in market value. For optionees holding more than 10% of the Company's Common Stock, ISOs must expire within five years from the date of grant. ISOs are exercisable during a recipient's lifetime only by such recipient and are transferable only upon death by will or the laws of descent and distribution.

         The Company may grant NSOs under the Plan to directors, employees, consultants and advisors. Such NSOs are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Plan. NSOs must, however, have an exercise price not lower than the fair market value of the Common Stock on the date of grant. Additionally, no option, either ISO or NSO, may have a term of more than 10 years from the date of grant.

         The exercise price for options may be paid to the Company in cash, or at the discretion of the Administrator, in shares of Common Stock, payments over time, or through a sale and remittance procedure implemented by the Company with a brokerage firm. Generally, an option right may be exercised only by the holder within three months after his or her termination of employment (twelve months if termination is due to disability). An option generally may be exercised no later than twelve months following an active employee's death. Also, an option usually is terminated immediately upon termination of an employee for material misconduct. These general rules regarding exercise following termination may be varied by the Administrator, but in no event may an option be exercised later than the date of expiration of the option.

         NSOs are transferable, in whole or in part, only (i) during the recipient's lifetime if a transfer is made in connection with the recipient's estate plan to one or more members of the recipient's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the recipient's death.

         Options may or may not be subject to a vesting schedule, whereby the options become exercisable by the recipient in portions. Such vesting may be based on the passing of time, performance goals, or some other criteria determined by the Administrator. Generally, such vesting may be accelerated by the Administrator in its discretion in the event of a major corporation transaction (such as a merger or sale of all assets) or certain changes in control of the Company.

Amendments

         The Board of Directors has complete and exclusive power and authority to amend the Plan, subject to (a) approval of the Company's shareholders to the extent required by applicable laws, regulations, or Nasdaq requirements, and (b) the rights of the holders of outstanding options as specified in their option agreements.

Federal Income Tax Consequences of the 1999 Stock Option Plan

         The following describes the general federal income tax consequences of the option grants for grant recipients and the Company. A recipient will not realize any income at the time an ISO is granted nor upon exercise of an ISO. However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the recipient's alternative minimum income tax, if any.
         Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the recipient will realize capital gain or loss upon such disposition. The option exercise price will be the recipient's basis for determining the gain or loss. If the subsequent disposition of stock occurs before the special holding requirements described above are met, the recipient generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.

         A recipient will not realize any income at the time an NSO is granted. Upon the recipient's exercise of an NSO, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee.

         At the time the recipient realizes ordinary income from the exercise of an NSO, the Company will be entitled to a tax deduction in the same amount as the ordinary income realized by the recipient. No such deduction or other tax consequence is applicable to the Company upon grant or exercise of an ISO.

         The foregoing is only a summary of the effect of federal income taxation upon a recipient with respect to the grant and exercise of options under the Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.

Awards Under the Stock Option Plan

         As of March 31, 1999, stock options for 226,000 shares of Common Stock were outstanding under the Plan. The stock options outstanding under the Plan are summarized below:

OPTION HOLDER                                                                      SHARES SUBJECT TO OPTIONS
Dean G. Constantine
CEO, President and Chairman                                                                 30,000

David J. McNally
Executive Vice President, director                                                          30,000

Phillip L. McStotts
Chief Financial Officer, Secretary/Treasurer
And director                                                                                30,000

Current Executive Officers As a Group                                                       90,000

Current Directors who are not Executive Officers
As a Group                                                                                     0

All Employees who are not Executive Officers                                                136,000
                                                                                            -------

Total                                                                                       226,000



         All of the Options Shares issued to the Executive Officers become purchasable by the Optionee on the date which is nine years and nine months following the Grant Date if the Optionee is continuously in the service of the Company during that time at a price of $5.00 per share. Additionally, one-third of the Option Shares shall become purchasable following each of the first three years from the Grant Date upon the Company achieving certain annual revenues and earnings in the three fiscal years ending December 31, 1999, 2000, and 2001. Furthermore, within each target achieved, 25% of the Option Shares shall become purchasable if 80% of the target is achieved, 50% of the Option Shares shall become purchasable if 90% of the target is achieved, and 100% of the Option Shares shall become purchasable if 100% of the target is achieved,

         All other Option Shares granted to Non-Executive Officers have a term of five years and an exercise price of $5.00 per share. Each option vests 25% for each year of continuous service.

         Based on the closing price of the Company's Common Stock on Nasdaq as of March 31, 1999 ($5.00), the total market value of the 226,000 shares underlying outstanding grants under the Plan is $1,130,000.

         A copy of the Plan is included in the exhibits to the Company's 1998 Form 10-K filed with the Securities and Exchange Commission (the "Commission"). Such report can be inspected and copies made at the public reference facilities of the Commission as set forth in Additional Information below. Also, the Company will provide to any shareholder upon written or oral request a copy of the 1999 Plan upon payment of a small fee of $10.00 to cover the Company's costs associated with providing such copy.

Vote Required

         The affirmative vote of the holders of at least a majority of the shares of the Common Stock represented at the Annual Meeting in person or by proxy is required for approval of the Plan. Abstentions and broker non-votes are not counted.

         THE BOARD OF DIRECTORS BELIEVES THAT THE 1999 PLAN IS IN THE BEST INTEREST OF THE COMPANY AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

 ------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS
 ------------------------------------------------------------------------------

         In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Shareholders (the "2000 Annual Meeting"). The proposal must be received by the Company's Secretary, Phillip L. McStotts, 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, no later than January 7, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

         Proposals of shareholders submitted for consideration at the Company's 2000 Annual Meeting (other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8) must be delivered to the Company's Secretary no earlier than April 1, but no later than May 1, 2000. If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holders may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2000 annual Meeting.



 ------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
 ------------------------------------------------------------------------------

         The Company is subject to the informational requirements of Section 15(d) of the Securities Exchange Act of 1934, Commission File No. 33-19583, and in accordance therewith files reports on Forms 10-Q, 10-K, and 8-K with the Securities and Exchange Commission. Such reports and other information can be inspected, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. Copies can also be obtained by searching the "EDGAR Archives" for the Company's name on the Commission's web page at http://www.sec.gov.

By order of the Board of Directors,
Dean G. Constantine
Chairman

                                      PROXY
                            ZEVEX INTERNATIONAL, INC.
                4314 ZEVEX Park Lane, Salt Lake City, Utah 84123
                  Annual Meeting of Shareholders, June 2, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
         The undersigned shareholder of ZEVEX International, Inc., a Delaware corporation (the "Company"), hereby appoints Dean G. Constantine and Phillip L. McStotts as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on April 15, 1999 (the record date), at the Annual Meeting of Shareholders to be held on June 2, 1999 or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.       ELECTION OF DIRECTORS

         [GRAPHIC OMITTED]                             [GRAPHIC OMITTED]
         FOR all nominees listed below                 WITHHOLD AUTHORITY
         (except as marked to the contrary below)      to vote for all nominees
                                                       listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Phillip L. McStotts                Darla R. Gill            Kirk Blosch

2. APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999

         [GRAPHIC OMITTED]FOR [GRAPHIC OMITTED]AGAINST [GRAPHIC OMITTED] ABSTAIN

3.       APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN

         [GRAPHIC OMITTED]FOR [GRAPHIC OMITTED]AGAINST [GRAPHIC OMITTED] ABSTAIN

                                            (Reverse side of proxy card)
4. IN THEIR DISCRETION, proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3.

         Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Please mark, sign, date, and return this Proxy promptly. By signing below, the undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 3, 1999, accompanying this Proxy.

                      Dated:  _____________________________________________
                      -------------------        ------------------------------
                      No. of Shares Held         No. of Shares Held at Brokerage
                      of Record                  or Clearing House
                      ---------------------      ------------------------------
                      Signature (if held by      Name of Brokerage or Clearing
                      an individual)             House
                      ---------------------      ------------------------------
                      Print Name                 Name of Entity Shareholder (if
                      not held by an individual)


                      ---------------------      ------------------------------
                      Signature (if held         Signature of Authorized Signer
                      jointly)                   of Entity
                      ---------------------      ------------------------------
                      Print Name                 Title of Authorized Signer

RETURN PROXY TO: ZEVEX International, Inc., 4314 ZEVEX Park Lane,
                 Salt Lake City, Utah 84123